CONTACT:
Dan Lombardo
Vice President of Investor Relations
630-570-0605
dan.lombardo@inventrustproperties.com

InvenTrust Properties Corp. Reports 2024 First Quarter Results
DOWNERS GROVE, IL – April 30, 2024 – InvenTrust Properties Corp. (“InvenTrust” or the “Company”) (NYSE: IVT) today reported financial and operating results for the first quarter of 2024. For the three months ended March 31, 2024 and 2023, the Company reported Net Income of $2.9 million, or $0.04 per diluted share, and $1.1 million, or $0.02 per diluted share, respectively.
First Quarter 2024 Highlights:
•Nareit FFO of $0.45 per diluted share
•Core FFO of $0.44 per diluted share
•Same Property Net Operating Income (“NOI”) growth of 4.1%
•Leased Occupancy as of March 31, 2024 of 96.3%
•Executed 41 leases totaling approximately 180,000 square feet of GLA, of which 165,000 square feet was executed at a blended comparable lease spread of 11.2%
•Executed one anchor tenant lease at a comparable lease spread of 32.5%
•Acquired The Plant, a 57,000 square foot neighborhood center anchored by Sprouts Farmers Market in Chandler, Arizona
“InvenTrust’s 2024 is off to an excellent start, driven by persistent robust leasing activity with over 180,000 square feet of leases executed at double-digit leasing spreads in the first quarter,” said DJ Busch, CEO and President. “Our team continues to find new ways to unlock additional growth and value as we benefit from the strong demand for high-quality retail space in our Sun Belt markets. Our low-levered balance sheet remains primed to provide us the ability to further accelerate growth should accretive capital allocation opportunities arise.”
NET INCOME
•Net Income for the three months ended March 31, 2024 was $2.9 million, or $0.04 per diluted share, compared to Net Income of $1.1 million, or $0.02 per diluted share, for the same period in 2023.
NAREIT FFO
•Nareit FFO for the three months ended March 31, 2024 was $30.8 million, or $0.45 per diluted share, compared to $28.0 million, or $0.41 per diluted share, for the same period in 2023.
CORE FFO
•Core FFO for the three months ended March 31, 2024 was $30.0 million, or $0.44 per diluted share, compared to $27.4 million, or $0.40 per diluted share, for the same period in 2023.
SAME PROPERTY NOI
•Same Property NOI for the three months ended March 31, 2024 was $41.5 million, a 4.1% increase, compared to the same period in 2023.

1 Press Release - Quarter Ended March 31, 2024

DIVIDEND
•For the quarter ended March 31, 2024, the Board of Directors declared a quarterly cash distribution of $0.2263 per share, paid on April 15, 2024.
PORTFOLIO PERFORMANCE & INVESTMENT ACTIVITY
•As of March 31, 2024, the Company’s Leased Occupancy was 96.3%.
◦Anchor Leased Occupancy, which includes spaces greater than or equal to 10,000 square feet, was 98.6% and Small Shop Leased Occupancy was 92.1%. Anchor Leased Occupancy increased 40 basis points, and Small Shop Leased Occupancy decreased 40 basis points, each on a sequential basis compared to the previous quarter.
◦Leased to Economic Occupancy spread of 290 basis points, which equates to approximately $7.6 million of base rent on an annualized basis.
•Blended re-leasing spreads for comparable new and renewal leases signed in the first quarter were 11.2%.
•Annualized Base Rent PSF (“ABR”) as of March 31, 2024 was $19.61, an increase of 2.6% compared to the same period in 2023. Anchor Tenant ABR PSF was $12.56 and Small Shop ABR PSF was $33.16 for the first quarter.
•On February 1, 2024, the Company acquired The Plant, a 57,000 square foot neighborhood center anchored by Sprouts Farmers Market in Chandler, Arizona for a gross acquisition price of $29.5 million. The Company used cash on hand and assumed $13.0 million of existing mortgage debt to fund the acquisition.
LIQUIDITY AND CAPITAL STRUCTURE
•On February 1, 2024, the Company assumed $13.0 million of existing mortgage debt on The Plant, which matures on May 10, 2025.
•InvenTrust had $421.2 million of total liquidity, as of March 31, 2024, comprised of $71.2 million of cash and cash equivalents and $350.0 million of availability under its Revolving Credit Facility.
•InvenTrust has $88.2 million of debt maturing in 2024 and $35.9 million of debt maturing in 2025, as of March 31, 2024.
•The Company's weighted average interest rate on its debt as of March 31, 2024 was 4.28% and the weighted average remaining term was 3.7 years.
SUBSEQUENT EVENTS
•On April 9, 2024, the Company acquired Moores Mill, a 70,000 square foot neighborhood center anchored by Publix in Atlanta, Georgia for a gross acquisition price of $28.0 million. The Company used cash on hand to fund the acquisition.

2 Press Release - Quarter Ended March 31, 2024

2024 GUIDANCE
InvenTrust has updated its 2024 guidance, as summarized in the table below.

(Unaudited, dollars in thousands, except per share amounts)	Current (1) (2)			Previous
Net Income per diluted share	$0.06	—	$0.12	$0.04	—	$0.10
Nareit FFO per diluted share	$1.71	—	$1.77	$1.69	—	$1.75
Core FFO per diluted share (3)	$1.67	—	$1.71	$1.66	—	$1.70
Same Property NOI (“SPNOI”) Growth	2.75%	—	3.75%	2.25%	—	3.25%
General and administrative	$33,000	—	$34,250	$33,000	—	$34,250
Interest expense, net (4)	$35,000	—	$35,750	$35,000	—	$35,750
Net investment activity (5)	~ $75,000			~ $75,000
(1)The Company’s guidance excludes projections related to gains or losses on dispositions, gains or losses on debt transactions, and depreciation, amortization, and straight-line rent adjustments related to acquisitions.
(2)The Company’s guidance includes an expectation of uncollectibility, reflected as 50-100 basis points of expected total revenue.
(3)Core FFO per diluted share excludes amortization of market-lease intangibles and inducements, debt extinguishment charges, straight-line rent adjustments, depreciation and amortization of corporate assets, and non-operating income and expense.
(4)Interest expense, net, excludes amortization of debt discounts and financing costs, and expected interest income of approximately $1.0 million.
(5)Net investment activity represents anticipated acquisition activity less disposition activity.
In addition to the foregoing assumptions, the Company's guidance incorporates a number of other assumptions that are subject to change and may be outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurances that InvenTrust will achieve these results.

The following table provides a reconciliation of the range of the Company's 2024 estimated net income per diluted share to estimated Nareit FFO and Core FFO per diluted share:

(Unaudited)	Low End	High End
Net income per diluted share	$0.06	$0.12
Depreciation and amortization related to investment properties	1.65	1.65
Nareit FFO per diluted share	1.71	1.77
Amortization of market-lease intangibles and inducements, net	(0.03)	(0.04)
Straight-line rent adjustments, net	(0.04)	(0.05)
Amortization of debt discounts and financing costs	0.03	0.03
Core FFO per diluted share	$1.67	$1.71

This press release does not include a reconciliation of forward-looking SPNOI to forward-looking GAAP Net Income because the Company is unable, without making unreasonable efforts, to provide a meaningful or reasonably accurate calculation or estimation of certain reconciling items which could be significant to the Company’s results.

EARNINGS CALL INFORMATION
Date:                Wednesday, May 1, 2024
Time:                10:00 a.m. ET
Dial-in:                 (833) 470-1428 / Access Code: 228906
Webcast & Replay Link:     https://events.q4inc.com/attendee/631395780
A webcast replay will be available shortly after the conclusion of the presentation using the webcast link above.

3 Press Release - Quarter Ended March 31, 2024

Definitions
NON-GAAP FINANCIAL MEASURES
This Press Release includes certain financial measures and other terms that are not in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) that management believes are helpful in understanding the Company’s business. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company's computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance. A reconciliation of the Company’s non-GAAP measures to the most directly comparable GAAP financials measures are included herein.
SAME PROPERTY NOI or SPNOI
Information provided on a same property basis includes the results of properties that were owned and operated for the entirety of both periods presented. NOI excludes general and administrative expenses, depreciation and amortization, other income and expense, net, gains (losses) from sales of properties, gains (losses) on extinguishment of debt, interest expense, net, equity in earnings (losses) from unconsolidated entities, lease termination income and expense, and GAAP rent adjustments such as amortization of market lease intangibles, amortization of lease incentives, and straight-line rent adjustments (“GAAP Rent Adjustments”). NOI from other investment properties includes adjustments for the Company's captive insurance company.
NAREIT FUNDS FROM OPERATIONS (NAREIT FFO) and CORE FFO
The Company’s non-GAAP measure of Nareit Funds from Operations ("Nareit FFO"), based on the National Association of Real Estate Investment Trusts ("Nareit") definition, is net income (or loss) in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Adjustments for the Company’s unconsolidated joint venture are calculated to reflect the Company’s proportionate share of the joint venture's Nareit FFO on the same basis. Core Funds From Operations (“Core FFO”) is an additional supplemental non-GAAP financial measure of the Company’s operating performance. In particular, Core FFO provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within Nareit FFO and other unique revenue and expense items which some may consider not pertinent to measuring a particular company’s on-going operating performance.
ADJUSTED EBITDA
The Company’s non-GAAP measure of Adjusted EBITDA excludes gains (or losses) resulting from debt extinguishments, straight-line rent adjustments, amortization of above and below market leases and lease inducements, and other unique revenue and expense items which some may consider not pertinent to measuring a particular company’s on-going operating performance. Adjustments for the Company’s unconsolidated joint venture are calculated to reflect the Company’s proportionate share of the joint venture's Adjusted EBITDA on the same basis.
NET DEBT-TO-ADJUSTED EBITDA
Net Debt-to-Adjusted EBITDA is Net Debt divided by trailing twelve month Adjusted EBITDA.
FORMER JOINT VENTURE
On January 18, 2023, the Company acquired the four remaining retail properties from its unconsolidated joint venture, IAGM Retail Fund I, LLC (“IAGM” or “JV”), a joint venture partnership between the Company and PGGM Private Real Estate Fund (“PGGM”), in which it held a 55% ownership share. In connection with the foregoing, IAGM adopted a liquidation plan on January 11, 2023. On December 15, 2023, IAGM was fully liquidated.

4 Press Release - Quarter Ended March 31, 2024

Financial Statements
Condensed Consolidated Balance Sheets
In thousands, except share amounts

	As of March 31	As of December 31
	2024	2023
Assets	(unaudited)
Investment properties
Land	$698,532	$694,668
Building and other improvements	1,979,896	1,956,117
Construction in progress	7,202	5,889
Total	2,685,630	2,656,674
Less accumulated depreciation	(476,541)	(461,352)
Net investment properties	2,209,089	2,195,322
Cash, cash equivalents and restricted cash	75,116	99,763
Intangible assets, net	110,920	114,485
Accounts and rents receivable	29,766	35,353
Deferred costs and other assets, net	51,477	42,408
Total assets	$2,476,368	$2,487,331

Liabilities
Debt, net	$827,527	$814,568
Accounts payable and accrued expenses	28,764	44,583
Distributions payable	15,360	14,594
Intangible liabilities, net	29,730	30,344
Other liabilities	26,938	29,198
Total liabilities	928,319	933,287
Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.001 par value, 40,000,000 shares authorized, none outstanding	—	—
Common stock, $0.001 par value, 146,000,000 shares authorized, 67,874,528 shares issued and outstanding as of March 31, 2024 and 67,807,831 shares issued and outstanding as of December 31, 2023	68	68
Additional paid-in capital	5,471,191	5,468,728
Distributions in excess of accumulated net income	(3,945,286)	(3,932,826)
Accumulated comprehensive income	22,076	18,074
Total stockholders' equity	1,548,049	1,554,044
Total liabilities and stockholders' equity	$2,476,368	$2,487,331

5 Press Release - Quarter Ended March 31, 2024

Financial Statements, continued
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)
In thousands, except share and per share amounts, unaudited

	Three Months Ended March 31
	2024	2023
Income
Lease income, net	$66,493	$64,830
Other property income	305	295
Other fee income	—	80
Total income	66,798	65,205

Operating expenses
Depreciation and amortization	28,168	26,758
Property operating	9,999	10,230
Real estate taxes	8,981	9,628
General and administrative	7,974	7,731
Total operating expenses	55,122	54,347

Other (expense) income
Interest expense, net	(9,634)	(9,509)
Equity in losses of unconsolidated entities	—	(663)
Other income and expense, net	858	447
Total other (expense) income, net	(8,776)	(9,725)

Net income	$2,900	$1,133

Weighted-average common shares outstanding - basic	67,874,528	67,508,641
Weighted-average common shares outstanding - diluted	68,272,050	67,654,524

Net income per common share - basic	$0.04	$0.02
Net income per common share - diluted	$0.04	$0.02

Distributions declared per common share outstanding	$0.23	$0.22
Distributions paid per common share outstanding	$0.22	$0.20

Comprehensive income (loss)
Net income	$2,900	$1,133
Unrealized gain (loss) on derivatives, net	7,319	(3,317)
Reclassification to net income	(3,317)	(2,892)
Comprehensive income (loss)	$6,902	$(5,076)

6 Press Release - Quarter Ended March 31, 2024

Reconciliation of Non-GAAP Measures
In thousands

Same Property NOI

	Three Months Ended March 31
	2024	2023
Income
Minimum base rent	$38,538	$37,739
Real estate tax recoveries	7,612	8,094
Common area maintenance, insurance, and other recoveries	7,100	6,533
Ground rent income	3,877	3,954
Short-term and other lease income	1,253	1,292
Reversal of uncollectible billed rent and recoveries, net	102	300
Other property income	271	277
Total income	58,753	58,189

Operating Expenses
Property operating	8,934	9,327
Real estate taxes	8,346	9,005
Total operating expenses	17,280	18,332

Same Property NOI	$41,473	$39,857

Net Income to Same Property NOI

	Three Months Ended March 31
	2024	2023
Net income	$2,900	$1,133
Adjustments to reconcile to non-GAAP metrics:
Other income and expense, net	(858)	(447)
Equity in losses of unconsolidated entities	—	663
Interest expense, net	9,634	9,509
Depreciation and amortization	28,168	26,758
General and administrative	7,974	7,731
Other fee income	—	(80)
Adjustments to NOI (a)	(2,043)	(2,559)
NOI	45,775	42,708
NOI from other investment properties	(4,302)	(2,851)
Same Property NOI	$41,473	$39,857
(a)Adjustments to NOI include lease termination income and expense and GAAP Rent Adjustments.

7 Press Release - Quarter Ended March 31, 2024

Reconciliation of Non-GAAP Measures, continued
in thousands, except share and per share amounts

Nareit FFO and Core FFO

The following table presents a reconciliation of Net Income to Nareit FFO and Core FFO Applicable to Common Shares and Dilutive Securities, and provides additional information related to its operations:

	Three Months Ended March 31
	2024	2023
Net income	$2,900	$1,133
Depreciation and amortization related to investment properties	27,946	26,543
Unconsolidated joint venture adjustments (a)	—	342
Nareit FFO Applicable to Common Shares and Dilutive Securities	30,846	28,018
Amortization of market lease intangibles and inducements, net	(576)	(1,516)
Straight-line rent adjustments, net	(906)	(909)
Amortization of debt discounts and financing costs	575	854
Depreciation and amortization of corporate assets	222	215
Non-operating income and expense, net (b)	(180)	865
Unconsolidated joint venture adjustments (c)	—	(156)
Core FFO Applicable to Common Shares and Dilutive Securities	$29,981	$27,371

Weighted average common shares outstanding - basic	67,874,528	67,508,641
Dilutive effect of unvested restricted shares (d)	397,522	145,883
Weighted average common shares outstanding - diluted	68,272,050	67,654,524

Net income per diluted share	$0.04	$0.02
Nareit FFO per diluted share	$0.45	$0.41
Core FFO per diluted share	$0.44	$0.40
(a)Reflects the Company’s share of adjustments for IAGM's Nareit FFO on the same basis as InvenTrust.
(b)Reflects items which are not pertinent to measuring on-going operating performance, such as miscellaneous and settlement income, and basis difference recognition arising from acquiring the four remaining properties of IAGM in 2023.
(c)Reflects the Company’s share of adjustments for IAGM's Core FFO on the same basis as InvenTrust.
(d)For purposes of calculating non-GAAP per share metrics, the same denominator is used as that which would be used in calculating diluted earnings per share in accordance with GAAP.

8 Press Release - Quarter Ended March 31, 2024

Reconciliation of Non-GAAP Measures, continued
In thousands

EBITDA and Adjusted EBITDA

The following table presents a reconciliation of Net Income to EBITDA and Adjusted EBITDA, and provides additional information related to its operations:

	Three Months Ended March 31
	2024	2023
Net income	$2,900	$1,133
Interest expense, net	9,634	9,509
Income tax expense	133	126
Depreciation and amortization	28,168	26,758
Unconsolidated joint venture adjustments (a)	—	423
EBITDA	40,835	37,949
Amortization of market-lease intangibles and inducements, net	(576)	(1,516)
Straight-line rent adjustments, net	(906)	(909)
Non-operating income and expense, net (b)	(180)	865
Unconsolidated joint venture adjustments (c)	—	(172)
Adjusted EBITDA	$39,173	$36,217

(a)Reflects the Company's share of adjustments for IAGM's EBITDA on the same basis as InvenTrust.
(b)Reflects items which are not pertinent to measuring on-going operating performance, such as miscellaneous and settlement income, and basis difference recognition arising from acquiring the four remaining properties of IAGM in 2023.
(c)Reflects the Company's share of adjustments for IAGM's Adjusted EBITDA on the same basis as InvenTrust.

Financial Leverage Ratios
Dollars in thousands

The following table presents the calculation of net debt and Net Debt-to-Adjusted EBITDA:

	As of March 31	As of December 31
	2024	2023
Net Debt:
Outstanding Debt, net	$827,527	$814,568
Less: Cash and cash equivalents	(71,170)	(96,385)
Net Debt	$756,357	$718,183

Net Debt-to-Adjusted EBITDA (trailing 12 months):
Net Debt	$756,357	$718,183
Adjusted EBITDA (trailing 12 months)	149,415	146,459
Net Debt-to-Adjusted EBITDA	5.1x	4.9x

9 Press Release - Quarter Ended March 31, 2024

About InvenTrust Properties Corp.
InvenTrust Properties Corp. (the “Company,” "IVT," or "InvenTrust") is a premier Sun Belt, multi-tenant essential retail REIT that owns, leases, redevelops, acquires and manages grocery-anchored neighborhood and community centers as well as high-quality power centers that often have a grocery component. Management pursues the Company's business strategy by acquiring retail properties in Sun Belt markets, opportunistically disposing of retail properties, maintaining a flexible capital structure, and enhancing environmental, social and governance ("ESG") practices and standards. A trusted, local operator bringing real estate expertise to its tenant relationships, IVT has built a strong reputation with market participants across its portfolio. IVT is committed to leadership in ESG practices and has been a Global Real Estate Sustainability Benchmark (“GRESB”) member since 2013. For more information, please visit www.inventrustproperties.com.
The enclosed information should be read in conjunction with the Company's filings with the U.S. Securities and Exchange Commission (“SEC”), including, but not limited to, the Company's Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items required under GAAP. The information provided in this press release is unaudited and includes non-GAAP measures (as discussed below), and there can be no assurance that the information will not vary from the final information in the Company's Form 10-Q for the quarter ended March 31, 2024. The Company may, but assumes no obligation to, update information in this press release.
Forward-Looking Statements Disclaimer
Forward-Looking Statements in this press release, or made during the earnings call, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including statements about the Company's 2024 guidance, the amount and timing of payment of the Company's next quarterly dividend, the Company's expectation for continued growth and tenant demand for its centers, strength of and anticipated opportunities based on IVT's low leverage levels, or regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future, are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” "continue," “likely,” “will,” “would,” "outlook," "guidance," and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain.
The following factors, among others, could cause actual results, financial position and timing of certain events to differ materially from those described in the forward-looking statements: interest rate movements; local, regional, national and global economic performance; the impact of inflation on the Company and on its tenants; competitive factors; the impact of e-commerce on the retail industry; future retailer store closings; retailer consolidation; retailers reducing store size; retailer bankruptcies; government policy changes; and any material market changes and trends that could affect the Company’s business strategy. For further discussion of factors that could materially affect the outcome of management's forward-looking statements and IVT's future results and financial condition, see the Risk Factors included in the Company's most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the SEC. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law.
IVT cautions you not to place undue reliance on any forward-looking statements, which are made as of the date of this press release. IVT undertakes no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If IVT updates one or more forward-looking statements, no inference should be drawn that IVT will make additional updates with respect to those or other forward-looking statements.
Availability of Information on InvenTrust Properties Corp.'s Website and Social Media Channels
Investors and others should note that InvenTrust routinely announces material information to investors and the marketplace using U.S. Securities and Exchange Commission filings, press releases, public conference calls, webcasts and the InvenTrust investor relations website. The Company uses these channels as well as social media channels (e.g., the InvenTrust X account (twitter.com/inventrustprop); and the InvenTrust LinkedIn account (linkedin.com/company/inventrustproperties)), as a means of disclosing information about the Company's business to colleagues, investors, and the public. While not all of the information that the Company posts to the InvenTrust investor relations website or on the Company’s social media channels is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media and others interested in InvenTrust to review the information that it shares on www.inventrustproperties.com/investor-relations and on the Company’s social media channels.

10 Press Release - Quarter Ended March 31, 2024